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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management        8401 Colesville Road          Silver Spring, MD 20910

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:         September 30, 2011

Date of reporting period:       March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

THE PROFIT OPPORTUNITY FUND
PROFX

Semi-Annual Report

March 31, 2011
(Unaudited)

PROFIT FUNDS INVESTMENT TRUST
LETTER TO SHAREHOLDERS

May 20, 2011

Dear Profit Fund Shareholder,

During the six months ended March 31, 2011, The Profit Fund appreciated 12.32%, while the S&P 500 Index appreciated 17.31%. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the S&P 500 Index (the “Index”) over each fiscal year since 2001.

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
The Profit Fund	-31.37%	-17.59%	30.04%	14.28%	9.82%	7.10%	16.92%	-20.12%	-0.29%	9.42%
S&P 500 Index	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%	10.16%

1Q2011 Market Review:

It seems that the winning strategy currently is to ignore any exogenous event or concern and just buy on the dips. There was already a state of unrest in the Middle East putting upward pressure on crude oil prices when the U.S. and NATO allies entered the fray in Libya. Meanwhile protestors in Bahrain, Syria, and Yemen pushed for revolution. In Japan, a powerful earthquake and tsunami led to a nuclear meltdown and significant radiation leak that could have long lasting impacts on the people in the immediate area and the country. The market being forward looking, has determined that the nuclear disaster is really just a growth opportunity driven by future rebuilding efforts. With fund managers nearly fully invested as sentiment is at bullish levels, market valuations are above historical averages, and black swan type events are occurring with more frequency. One wonders, “Who’s the incremental buyer?”

In the U.S., the employment situation continues to improve, albeit very slowly. ADP and nonfarm payroll data continue to show net job additions each month. While the employment picture is much improved, it is important to note that in a normal economic cycle, 200,000 additions would be considered a soft number, barely above the 150,000 needed to stay ahead of population growth. The concern now is on inflation as rising commodity prices have potential spillover effects into consumer spending.

Fed Chairman Ben Bernanke has indicated that the second round of quantitative easing would end in June, but that the Fed would not be shrinking its balance sheet. Rather the Fed will reinvest money from maturing bonds which will continue the cheap money policy that has been in place for the last two years. In addition, the Fed expects the recent spike in commodity prices to be temporary. The Fed has decided not to tighten monetary policy and keep the Federal Funds Rate at 0 to 0.25%.

While the perception of many investors is that both rounds of Quantitative Easing were the primary reasons for the market’s rally since March 2009, in our view that perception overly discounts the improvements in the U.S. economy that have occurred since that time. Unemployment has improved, consumer sentiment and spending have improved, corporate earnings and corporate balance sheets are strong. As investors remember when QE1 ended on March 31, 2010 the market dropped nearly 12% over the next three months and was down 10% when Bernanke gave his speech at Jackson Hole laying the groundwork for QE2. What’s forgotten, however, is that an additional driver of the market sell off was the European sovereign debt crisis in the summer of 2010 which raised serious concerns of another financial crisis.

Fund Performance:

The Profit Fund underperformed the Index during the first half of fiscal year 2011 primarily due to positions in the Consumer Discretionary and Information Technology sectors. Additionally, our decision to underweight Energy detracted 69 basis points from our performance.

There has been investor rotation out of the consumer sector since the beginning of the year due to persistent high unemployment, rising gasoline prices and concerns about rising input prices which are expected to pressure margins. However, we believe the consumer is in better shape than is widely believed.

That being said, during the six month period ended March 31, 2011, Best Buy (BBY) declined 29.4%. BBY was down due to lower than expected forward guidance after an earnings report that was better than expected. BBY has tried to counter slowing sales in televisions by shifting its focus to higher-margin mobile phones and connectivity. The Home Office category, which includes mobile phones and computers, constitutes almost 40% of domestic sales. While we believe BBY has the right strategy in pursuing mobile phone sales and deemphasizing its television business, the shift in strategy may take some time to bear fruit and will likely cause the stock to languish over the intermediate term. As a result, we have decided to exit our position in BBY.

Fund performance was also hurt by a selloff in Target. The 9.8% sell-off in Target has been driven by 1) a 20% run in 4Q10; 2) “disappointing” same store sales versus Street expectations in December; 3) the announcement of a $1.8 billion investment in Canada; and 4) negative market sentiment on the consumer sector.

It is our belief that much of the future growth in the market will come from the Information Technology sector. Therefore, we have continued to maintain a material overweight in the sector. This allocation decision proved to be dilutive, subtracting 0.30% from the portfolio’s performance relative to the Index. Within the Information Technology sector, Akamai Technology and Cisco Systems were the largest detractors, depreciating 24.3% and 21.4%, respectively.

Akamai was forced to give large customers favorable pricing when the contracts were renewed as a result of competitive activity. The pricing pressures hurt earnings expectations for the year. Cisco Systems is in reconstruction mode, transitioning away from the consumer business. They built their strategy around controlling a black box in the family room that families would all gather around. However, no one is in the family room. People are consuming content all over the house.

Telecommunication Services and Health Care were the two sectors that contributed most to our relative performance. We maintained essentially a market weight in both sectors. Gains in Verizon Communications and Research In Motion of 21.6% and 24.8%, respectively, drove our outperformance in the Telecommunications sector. Verizon has benefited from the ability to sell Apple’s iPhone as the AT&T’s exclusive agreement with Apple came to an end. Research In Motion (RIMM) reported strong earnings that exceeded guidance and consensus almost across the board. Higher gross margins and better than expected unit sales led to the EPS upside. Going into the next quarter, management guided the company above Street estimates for revenue, EPS and units. The growth will be coming from the big push into the international markets and heavy promotion of newer models.  Consumers and the Street were excited about the upcoming launch of the Playbook. The Playbook is a direct competitor to the iPad. RIMM is facing intense pressure from the iPhone and the onslaught of new devices that have been launched. The legacy products remain the breadwinner for RIMM. Until newer products gain traction, investors will be unwilling to put a much higher multiple on the name.

While Health Care stocks in the Index appreciated 9.5%, our Health Care stocks appreciated 11.8%. Hologic, Inc. (HOLX) was up 38.7% for the period, adding 30bps of relative performance. The company received approval for its tomosynthesis product (3D digital mammography) in February. Since then positive incremental data points from industry conferences and management meetings and investor anticipation of future adoption of the product have boosted HOLX’s stock price. While the management of HOLX has stated that they do not expect to record a meaningful amount of tomosynthesis sales until fiscal Q4, it is estimated that other industry players are 24 months away from launching a competing product. We continue to own HOLX as we believe the company has a truly innovative product with a long runway to garner premium pricing.

Purchases and Sales:

Purchases:

The strategy we’ve been executing is essentially a barbell between a conservative stature, which helps protect the portfolio in market downturns, and an overweight in technology, which should help the growth rate and help the portfolio keep pace during market rallies.

•
Staples, Inc. – According to our research, Staples’ same-store sales and stock performance are highly correlated to rising employment. In addition, the company has numerous operating margin expansion opportunities in the U.S. and abroad. We believe that as the company’s earnings benefit from an improved labor environment as well as its initiatives, the stock will be awarded a higher multiple this year.

•
Target Corp. – Target is in a great position to continue taking share from Wal-Mart in the U.S. The company has additional growth opportunities through its planned smaller-format stores for urban areas and the newly-acquired leases in Canada. The valuation should return to its historical levels once the effect of their two major initiatives, P-Fresh and REDcard Rewards, becomes more pronounced in the company’s monthly same-store sales reports.

•
Tiffany & Co. – Having observed consistent strength in the luxury space and believing the high-end consumers have been more willing to resume spending than the rest of the population, we were looking for an attractive entry point. Following the sell-off on the news from Japan, we initiated a position as we believed the strength in the rest of the world would offset the decline in sales in that region. We continue to be bullish on Tiffany as the company has significant room to grow in a number of regions around the world and has demonstrated its ability to defend its gross margins through price increases due to its strong brand.

•
Pfizer, Inc. – The Health Care sector began performing better in the second half of March as the defensiveness of health care started to appeal to investors. Consequently, we began raising our Health Care weight and Pfizer was added to the portfolio.

•
eBay, Inc. – eBay’s new management team has changed the direction of the company to focus more on local commerce enabled by mobile devices. The PayPal segment continues to be the dominant medium of exchange for online transactions. We are encouraged by the improvement in eBay’s Marketplace and the increased usage by some of their top sellers.

•
Automatic Data Processing, Inc (ADP). – We continue to believe that companies whose businesses are leveraged to employment growth will outperform in 2011 due to multiple expansion. In addition, ADP has company specific catalysts – M&A, share gains, and share repurchases to drive earnings growth.

Sales:

•
Best Buy Co., Inc. – We initiated a position in BBY mid-last year due to our belief that the company’s focus on the mobile space would offset the decline in other consumer electronics products. While we continue to believe that the company’s strategy will help maintain its competitive advantage, we now expect this transition to take longer. As a result, we have decided to exit the name.

•
Research In Motion Ltd. – We sold RIMM because we have concerns about the company’s long term standing in the mobile ecosystem. Newer players like Apple’s iPhone and Google’s Android devices are stealing market share at an alarming rate. While the stock still remains very cheap, we see no short term catalyst to propel the shares forward.

•
When Health Care stocks began to suffer as a result of the ensuing legislation, we saw many similarities to the Clinton era, another time in history when Health Care stocks declined due to political concerns. In that case, the stocks quickly rebounded after the discussion died down. In this case, the stocks remained depressed under the weight of rising unemployment and a continued lack of clarity. Upon acceptance of this, we started tilting away from Health Care by selling the following names towards the second half of last year: Abbott Laboratories, Aetna, Johnson & Johnson and WellPoint.

Outlook:

The Fed’s liquidity injection in the market will not disappear, but instead slow. In the short run, market participants may look to sell some gains ahead of the June 30th date that marks the end of QE2. The gradual improvement in the U.S. and global economy should allow for a continued rise in the stock market.

Eugene Profit

CEO, Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Funds website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of March 31, 2011
(Unaudited)

Top Ten Equity Holdings
March 31, 2011
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.4%
Exxon Mobil Corp.	3.8%
EMC Corp.	3.8%
El Paso Corp.	3.1%
United Technologies Corp.	2.8%
Citrix Systems, Inc.	2.8%
Marathon Oil Corp.	2.6%
Coca-Cola Co. (The)	2.3%
American Express Co.	2.3%
United Parcel Service, Inc. - Class B	2.2%

THE PROFIT OPPORTUNITY FUND

The Profit Opportunity Fund
Sector Diversification
As of March 31, 2011
(Unaudited)

Top Ten Equity Holdings
March 31, 2011
(Unaudited)

Security Description	% of Net Assets
OmniVision Technologies, Inc.	4.2%
Oil States International, Inc.	3.4%
Stone Energy Corp.	3.2%
BE Aerospace, Inc.	3.1%
Plexus Corp.	3.1%
Fair Isaac Corp.	3.1%
Toro Co. (The)	2.9%
Cal Dive International, Inc.	2.8%
Insperity, Inc.	2.8%
WESCO International, Inc.	2.8%

THE PROFIT FUND SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)

Shares	Common Stocks — 97.4%	Value
	Consumer Discretionary — 10.9%
	Hotels, Restaurants & Leisure — 3.1%
2,110	McDonald's Corp.	$160,550
4,120	Yum! Brands, Inc.	211,686
		372,236
	Media — 0.7%
2,087	Walt Disney Co. (The)	89,929

	Multiline Retail — 1.6%
3,870	Target Corp.	193,539

	Specialty Retail — 4.1%
6,490	Home Depot, Inc. (The)	240,519
5,480	Staples, Inc.	106,422
2,290	Tiffany & Co.	140,698
		487,639
	Textiles, Apparel & Luxury Goods — 1.4%
2,170	NIKE, Inc. - Class B	164,269

	Consumer Staples — 7.0%
	Beverages — 3.9%
4,155	Coca-Cola Co. (The)	275,684
2,977	PepsiCo, Inc.	191,749
		467,433
	Food & Staples Retailing — 3.1%
2,210	Costco Wholesale Corp.	162,037
4,102	Wal-Mart Stores, Inc.	213,509
		375,546
	Energy — 11.1%
	Oil, Gas & Consumable Fuels — 11.1%
20,625	El Paso Corp.	371,250
5,460	Exxon Mobil Corp.	459,350
5,880	Marathon Oil Corp.	313,463
5,060	Plains Exploration & Production Co. (a)	183,324
		1,327,387
	Financials — 12.7%
	Capital Markets — 5.0%
2,009	Franklin Resources, Inc.	251,286
1,030	Goldman Sachs Group, Inc. (The)	163,224
6,900	Morgan Stanley	188,508
		603,018
	Consumer Finance — 2.3%
5,960	American Express Co.	269,392

	Diversified Financial Services — 2.9%
15,440	Bank of America Corp.	205,815
3,104	JPMorgan Chase & Co.	143,094
		348,909

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Financials — 12.7% (Continued)
	Insurance — 2.5%
3,200	AFLAC, Inc.	$168,896
1	Berkshire Hathaway, Inc. - Class A (a)	125,300
		294,196
	Health Care — 10.5%
	Biotechnology — 4.2%
3,069	Amgen, Inc. (a)	164,038
3,573	Celgene Corp. (a)	205,555
3,254	Gilead Sciences, Inc. (a)	138,100
		507,693
	Health Care Equipment & Supplies — 4.1%
10,482	Hologic, Inc. (a)	232,700
6,525	Medtronic, Inc.	256,759
		489,459
	Health Care Providers & Services — 1.5%
3,240	Express Scripts, Inc. (a)	180,176

	Pharmaceuticals — 0.7%
4,120	Pfizer, Inc.	83,677

	Industrials — 13.8%
	Aerospace & Defense — 6.0%
2,150	General Dynamics Corp.	164,604
3,325	Rockwell Collins, Inc.	215,560
3,995	United Technologies Corp.	338,177
		718,341
	Air Freight & Logistics — 4.0%
2,250	FedEx Corp.	210,487
3,610	United Parcel Service, Inc. - Class B	268,295
		478,782
	Professional Services — 1.6%
3,000	Manpower, Inc.	188,640

	Road & Rail — 2.2%
3,300	CSX Corp.	259,380

	Information Technology — 29.3%
	Communications Equipment — 3.5%
11,103	Cisco Systems, Inc.	190,416
4,162	QUALCOMM, Inc.	228,202
		418,618
	Computers & Peripherals — 10.0%
1,512	Apple, Inc. (a)	526,856
17,276	EMC Corp. (a)	458,678
5,730	Western Digital Corp. (a)	213,672
		1,199,206

THE PROFIT FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Information Technology — 29.3% (Continued)
	Internet Software & Services — 3.3%
2,145	Akamai Technologies, Inc. (a)	$81,510
2,645	eBay, Inc. (a)	82,101
400	Google, Inc. - Class A (a)	234,484
		398,095
	IT Services — 3.3%
3,140	Automatic Data Processing, Inc.	161,113
3,170	Visa, Inc. - Class A	233,375
		394,488
	Semiconductors & Semiconductor Equipment — 2.0%
11,845	Intel Corp.	238,914

	Software — 7.2%
7,862	Adobe Systems, Inc. (a)	260,704
4,515	Citrix Systems, Inc. (a)	331,672
10,410	Microsoft Corp.	263,998
		856,374
	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
6,463	Verizon Communications, Inc.	249,084

	Total Common Stocks (Cost $9,146,614)	$11,654,420

Shares	Money Market Funds — 2.5%	Value
146,930	Fidelity Institutional Government Portfolio, 0.01% (b)	$146,930
146,930	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.11% (b)	146,930
	Total Money Market Funds (Cost $293,860)	$293,860

	Total Investment Securities at Value — 99.9% (Cost $9,440,474)	$11,948,280

	Other Assets in Excess of Liabilities — 0.1%	10,439

	Net Assets — 100.0%	$11,958,719

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2011.

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS March 31, 2011 (Unaudited)

Shares	Common Stocks — 95.7%	Value
	Consumer Discretionary — 11.9%
	Automobiles — 1.8%
366	Winnebago Industries, Inc. (a)	$4,893

	Hotels, Restaurants & Leisure — 1.0%
122	Jack in the Box, Inc. (a)	2,767

	Leisure Equipment & Products — 1.8%
713	Callaway Golf Co.	4,863

	Specialty Retail — 2.6%
488	Chico's FAS, Inc.	7,271

	Textiles, Apparel & Luxury Goods — 4.7%
152	G-III Apparel Group, Ltd. (a)	5,712
250	Maidenform Brands, Inc. (a)	7,143
		12,855
	Consumer Staples — 2.5%
	Beverages — 2.5%
75	Boston Beer Co., Inc. (The) - Class A (a)	6,947

	Energy — 9.4%
	Energy Equipment & Services — 6.2%
1,125	Cal Dive International, Inc. (a)	7,853
122	Oil States International, Inc. (a)	9,289
		17,142
	Oil, Gas & Consumable Fuels — 3.2%
268	Stone Energy Corp. (a)	8,943

	Financials — 9.1%
	Capital Markets — 4.3%
372	Calamos Asset Management, Inc. - Class A	6,171
122	GAMCO Investors, Inc. - Class A	5,656
		11,827
	Consumer Finance — 2.7%
116	World Acceptance Corp. (a)	7,564

	Insurance — 2.1%
567	Seabright Holdings, Inc.	5,812

	Health Care — 6.5%
	Health Care Equipment & Supplies — 5.9%
122	Meridian Bioscience, Inc.	2,927
262	NuVasive, Inc. (a)	6,634
512	Syneron Medical Ltd. (a)	6,676
		16,237
	Health Care Providers & Services — 0.6%
100	Healthways, Inc. (a)	1,537

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.7% (Continued)	Value
	Industrials — 25.7%
	Aerospace & Defense — 3.1%
244	BE Aerospace, Inc. (a)	$8,669

	Air Freight & Logistics — 2.6%
238	Forward Air Corp.	7,290

	Building Products — 2.1%
408	Insteel Industries, Inc.	5,769

	Commercial Services & Supplies — 2.1%
286	Rollins, Inc.	5,806

	Electrical Equipment — 2.6%
98	Regal-Beloit Corp.	7,235

	Industrial Conglomerates — 2.7%
122	Raven Industries, Inc.	7,493

	Machinery — 4.9%
244	Briggs & Stratton Corp.	5,527
122	Toro Co. (The)	8,079
		13,606
	Professional Services — 2.8%
256	Insperity, Inc.	7,777

	Trading Companies & Distributors — 2.8%
122	WESCO International, Inc. (a)	7,625

	Information Technology — 25.7%
	Communications Equipment — 1.8%
183	Comtech Telecommunications Corp.	4,974

	Electronic Equipment, Instruments & Components — 4.8%
244	Plexus Corp. (a)	8,555
122	ScanSource, Inc. (a)	4,635
		13,190
	Internet Software & Services — 4.0%
396	LoopNet, Inc. (a)	5,603
1,432	RealNetworks, Inc. (a)	5,327
		10,930
	Semiconductors & Semiconductor Equipment — 9.3%
488	Atmel Corp. (a)	6,651
134	Cymer, Inc. (a)	7,582
323	OmniVision Technologies, Inc. (a)	11,476
		25,709
	Software — 5.8%
268	Fair Isaac Corp.	8,471
488	Take-Two Interactive Software, Inc. (a)	7,501
		15,972

THE PROFIT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 95.7% (Continued)	Value
	Materials — 4.9%
	Metals & Mining — 4.9%
116	Reliance Steel & Aluminum Co.	$6,702
213	Seabridge Gold, Inc. (a)	6,778
		13,480

	Total Common Stocks (Cost $241,431)	$264,183

Shares	Money Market Funds — 4.9%	Value
6,829	Fidelity Institutional Government Portfolio, 0.01% (b)	$6,829
6,829	Fidelity Institutional Money Market Portfolio, 0.21% (b)	6,829
	Total Money Market Funds (Cost $13,658)	$13,658

	Total Investment Securities at Value — 100.6% (Cost $255,089)	$277,841

	Liabilities in Excess of Other Assets - (0.6%)	(1,670)

	Net Assets — 100.0%	$276,171

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2011.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST STATEMENTS OF ASSETS AND LIABILITIES March 31, 2011 (Unaudited)

	The Profit Fund	The Profit Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$9,440,474	$255,089
At value (Note 2)	$11,948,280	$277,841
Receivable for investment securities sold	171,750	—
Receivable for capital shares sold	800	1,100
Receivable from Adviser (Note 4)	—	3,101
Dividends receivable	8,028	131
Other assets	18,629	2,240
TOTAL ASSETS	12,147,487	284,413

LIABILITIES
Payable for investment securities purchased	167,498	—
Payable for capital shares redeemed	1,895	—
Payable to Adviser (Note 4)	8,551	—
Payable to administrator (Note 4)	6,000	6,000
Accrued distribution fees (Note 4)	2,376	35
Other accrued expenses	2,448	2,207
TOTAL LIABILITIES	188,768	8,242

NET ASSETS	$11,958,719	$276,171

Net assets consist of:
Paid-in capital	$9,782,877	$254,650
Accumulated net investment loss	(6,264)	(683)
Accumulated net realized losses from security transactions	(325,700)	(548)
Net unrealized appreciation on investments	2,507,806	22,752
Net assets	$11,958,719	$276,171

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	627,839	25,425

Net asset value, offering price, and redemption price per share	$19.05	$10.86

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2011(a) (Unaudited)

	The Profit Fund	The Profit Opportunity Fund
INVESTMENT INCOME
Dividends	$80,003	$365

EXPENSES
Investment advisory fees (Note 4)	42,923	622
Accounting services fees (Note 4)	15,000	8,387
Administration fees (Note 4)	12,000	6,710
Transfer agent fees (Note 4)	9,000	5,032
Professional fees	9,414	3,789
Distribution expense (Note 4)	8,817	164
Registration fees	6,998	417
Insurance expense	6,631	52
Postage and supplies	5,015	1,497
Trustees’ fees	3,750	1,250
Custodian and bank service fees	2,744	763
Reports to shareholders	2,517	540
Other expenses	8,277	1,974
TOTAL EXPENSES	133,086	31,197
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(46,819)	(30,149)
NET EXPENSES	86,267	1,048

NET INVESTMENT LOSS	(6,264)	(683)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	112,681	(548)
Net change in unrealized appreciation (depreciation) on investments	1,207,654	22,752

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,320,335	22,204

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,314,071	$21,521

(a)	Except for The Profit Opportunity Fund, which represents the period from the commencement of operations (December 20, 2010) through March 31, 2011.

See accompanying notes to financial statements.

THE PROFIT FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
FROM OPERATIONS
Net investment loss	$(6,264)	$(39,161)
Net realized gains from security transactions	112,681	161,384
Net change in unrealized appreciation (depreciation) on investments	1,207,654	694,871
Net increase in net assets from operations	1,314,071	817,094

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	632,489	2,094,104
Payments for shares redeemed	(614,009)	(1,166,815)
Net increase in net assets from capital share transactions	18,480	927,289

TOTAL INCREASE IN NET ASSETS	1,332,551	1,744,383

NET ASSETS
Beginning of period	10,626,168	8,881,785
End of period	$11,958,719	$10,626,168

ACCUMULATED NET INVESTMENT LOSS	$(6,264)	$—

CAPITAL SHARE ACTIVITY
Shares sold	34,501	124,562
Shares redeemed	(33,305)	(71,041)
Net increase in shares outstanding	1,196	53,521
Shares outstanding, beginning of period	626,643	573,122
Shares outstanding, end of period	627,839	626,643

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 31, 2011(a) (Unaudited)
FROM OPERATIONS
Net investment loss	$(683)
Net realized losses from security transactions	(548)
Net change in unrealized appreciation (depreciation) on investments	22,752
Net increase in net assets from operations	21,521

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	254,650

TOTAL INCREASE IN NET ASSETS	276,171

NET ASSETS
Beginning of period	—
End of period	$276,171

ACCUMULATED NET INVESTMENT LOSS	$(683)

CAPITAL SHARE ACTIVITY
Shares sold	25,425
Shares outstanding, beginning of period	—
Shares outstanding, end of period	25,425

(a)	Represents the period from the commencement of operations (December 20, 2010) through March 31, 2011.

See accompanying notes to financial statements.

THE PROFIT FUND FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Six Months Ended March 31, 2011 (Unaudited)		Year Ended Sept. 30, 2010	Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007	Year Ended Sept. 30, 2006
Net asset value at beginning of period	$16.96		$15.50	$16.18	$22.86	$20.19	$19.34

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.06)	(0.02)	(0.09)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on investments	2.10		1.52	(0.15)	(4.04)	3.51	1.64
Total from investment operations	2.09		1.46	(0.17)	(4.13)	3.34	1.35

Less distributions:
From net realized gains from security transactions	—		—	(0.51)	(2.55)	(0.67)	(0.50)

Net asset value at end of period	$19.05		$16.96	$15.50	$16.18	$22.86	$20.19

Total return (a)	12.32%	(b)	9.42%	(0.29% )	(20.12% )	16.92%	7.10%

Net assets at end of period (000’s)	$11,959		$10,626	$8,882	$8,441	$11,514	$10,941

Ratio of net expenses to average net assets (c)	1.51%	(d)	1.7%5%	1.75%	1.75%	1.85%	2.45%

Ratio of net investment loss to average net assets	(0.11%	)(d)	(0.41% )	(0.14% )	(0.48% )	(0.77% )	(1.41% )

Portfolio turnover rate	16%	(b)	29%	31%	40%	39%	32%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.32%(d), 2.76%, 3.53%, 3.34%, 3.18% and 3.23% for the periods ended March 31, 2011, September 30, 2010, 2009, 2008, 2007 and 2006, respectively (Note 4).

(d)	Annualized.

See accompanying notes to financial statements.

THE PROFIT OPPORTUNITY FUND FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout the period:
	Period Ended March 31, 2011(a) (Unaudited)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.89
Total from investment operations	0.86

Net asset value at end of period	$10.86

Total return (b)	8.60%	(c)

Net assets at end of period (000’s)	$276

Ratio of net expenses to average net assets (d)	1.60%	(e)

Ratio of net investment loss to average net assets	(1.04%	)(e)

Portfolio turnover rate	3%	(c)

(a)	Represents the period from the commencement of operations (December 20, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 47.63%(e) (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited)

1. Organization

The Profit Fund and The Profit Opportunity Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996. The Profit Opportunity Fund commenced the public offering of its shares on December 20, 2010.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

The Profit Opportunity Fund seeks to provide investors with long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•    Level 1 – quoted prices in active markets for identical securities
•    Level 2 – other significant observable inputs
•    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments by security type as of March 31, 2011:

The Profit Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$11,654,420	$—	$—	$11,654,420
Money Market Funds	293,860	—	—	293,860
Total	$11,948,280	$—	$—	$11,948,280

The Profit Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$264,183	$—	$—	$264,183
Money Market Funds	13,658	—	—	13,658
Total	$277,841	$—	$—	$277,841

Refer to each Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the period ended March 31, 2011, the Funds did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Funds as of or during the period ended March 31, 2011.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the Funds of the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. There were no distributions paid to shareholders of The Profit Fund or The Profit Opportunity Fund during the period ended March 31, 2011. There were no distributions paid to shareholders of The Profit Fund during the year ended September 30, 2010.

Contingencies and commitments — The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of March 31, 2011:

	The Profit Fund	The Profit Opportunity Fund
Cost of portfolio investments	$9,440,474	$255,089
Gross unrealized appreciation	$2,734,682	$27,812
Gross unrealized depreciation	(226,876)	(5,060)
Net unrealized appreciation	2,507,806	22,752
Accumulated ordinary losses	(6,264)	(683)
Capital loss carryforwards	(438,381)	—
Other gains (losses)	112,681	(548)
Distributable earnings	$2,175,842	$21,521

As of September 30, 2010, The Profit Fund had capital loss carryforwards for federal income tax purposes of $438,381, of which $266,605 expires on September 30, 2017 and $171,776 expires on September 30, 2018. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2008 through September 30, 2010) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the period ended March 31, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, were as follows:

	The Profit Fund	The Profit Opportunity Fund
Purchases of investment securities	$2,010,326	$246,623
Proceeds from sales of investment securities	$1,821,499	$4,645

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust,

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Funds.

The Funds pay each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation.

MANAGEMENT AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, The Profit Fund and The Profit Opportunity Fund pay the Adviser an investment advisory fee at an annual rate of 0.75% and 0.95%, respectively, of their average daily net assets.

As of December 14, 2010, the Adviser has contractually agreed until at least February 1, 2012 to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.35% per annum of the average daily net assets. Prior to December 14, 2010, the Adviser contractually agreed to waive its advisory fees and, if necessary, reimburse a portion of The Profit Fund’s operating expenses to limit the total ordinary operating expenses to 1.75% per annum of the average daily net assets. As a result of these agreements, during the six months ended March 31, 2011, the Adviser waived all of its investment advisory fees in the amount of $42,923 and reimbursed other operating expenses totaling $3,896.

With respect to The Profit Opportunity Fund, the Adviser has contractually agreed, until at least February 1, 2014, to reduce advisory fees and/or reimburse other operating expenses so that the Fund’s annual ordinary operating expenses do not exceed 1.60% of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by The Profit Opportunity Fund for a period of three years from the end of the fiscal year during which such fee reductions or expense reimbursements occurred, provided the repayment does not cause the Fund’s aggregate ordinary operating expenses to exceed the expense limitation. The Adviser waived all of its investment advisory fees in the amount of $622 and reimbursed other operating expenses totaling $29,527 during the period ended March 31, 2011.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

PROFIT FUNDS INVESTMENT TRUST NOTES TO FINANCIAL STATEMENTS (Continued)

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Funds. For these services, Ultimus receives a fee from each Fund, based on current asset levels, of $2,500 per month. In addition, each Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, each Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which a Fund may reimburse expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of each Fund’s average daily net assets. The Profit Fund and The Profit Opportunity Fund paid distribution related expenses of $8,817 and $164, respectively, under the Plans during the period ended March 31, 2011.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for each Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually from the Trust for such services.

5. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PROFIT FUNDS INVESTMENT TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2010 for The Profit Fund and December 20, 2010 for The Profit Opportunity Fund) and held until the end of the period (March 31, 2011).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

PROFIT FUNDS INVESTMENT TRUST ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

The Profit Fund

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,123.20	$7.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.40	$7.59

*
Expenses are equal to The Profit Fund’s annualized expense ratio of 1.51% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Profit Opportunity Fund

	Beginning Account Value December 20, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,086.00	$4.62

*
Expenses are equal to The Profit Opportunity Fund’s annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 101/365 (to reflect the period since inception).

The Profit Opportunity Fund

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.95	$8.05

*
Expenses are equal to The Profit Opportunity Fund’s annualized expense ratio of 1.60% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PROFIT FUNDS INVESTMENT TRUST OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at
http://www.sec.gov.

The Trust files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROFIT FUNDS INVESTMENT TRUST APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited)

The Profit Fund

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of The Profit Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 19, 2010, at which all of the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to The Profit Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to The Profit Fund by the Adviser were satisfactory.

(ii)
The investment performance of The Profit Fund and the Adviser. In this regard, the Independent Trustees compared the performance of The Profit Fund with the performance of the S&P 500 Index, the Dow Jones Industrial Average and averages of comparably managed mutual funds over various periods ended September 30, 2010. The Independent Trustees were also provided with comparative performance information for funds of comparable size that are categorized by Morningstar as “Large Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of The Profit Fund with the Fund’s investment objective and policies. The Independent Trustees noted that The Profit Fund’s performance over the 3 years, 5 years and 10 years ended September 30, 2010 exceeded the median performance for Large Growth funds, as reported by Morningstar. It was further noted that The Profit Fund’s performance for the year ended September 30, 2010 slightly trailed the median performance for Large Growth funds. The Independent Trustees concluded that the overall performance record of The Profit Fund has been satisfactory.

PROFIT FUNDS INVESTMENT TRUST APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited) (Continued)

(iii)
The costs of the services provided and profits realized by the Adviser from its relationship with The Profit Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to The Profit Fund and the Adviser by the principals of the Adviser; the asset levels of The Profit Fund; and the overall expenses of The Profit Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. The Independent Trustees also compared the total operating expense ratio of The Profit Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is competitive with the average and median management fees paid by other Large Growth funds with net assets of $50 million or less. The Independent Trustees further noted that The Profit Fund’s proposed overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was in line with the average and median expense ratios for its peer group of Large Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees and reimbursed a significant amount of other operating expenses during the fiscal year ended September 30, 2010. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to The Profit Fund and, in fact, has incurred significant losses over the life of the Fund. The Independent Trustees reviewed the unaudited balance sheet of the Adviser as of December 31, 2009 and determined that the Adviser has the financial resources necessary to manage The Profit Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of The Profit Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to reduce the limit on The Profit Fund’s overall expense ratio to 1.35% until at least February 1, 2012, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

(iv)
The extent to which economies of scale would be realized as The Profit Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of The Profit Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and the Adviser has committed to continue to cap expenses of the Fund. The Independent Trustees concluded that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as The Profit Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

PROFIT FUNDS INVESTMENT TRUST APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited) (Continued)

Conclusion. The Independent Trustees concluded that, based on the long-term performance of The Profit Fund, they believe that the Adviser has provided quality advisory services to The Profit Fund. The Independent Trustees further concluded that The Profit Fund’s management fee (0.75% per annum) and proposed total expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of The Profit Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of The Profit Fund and its shareholders.

The Profit Opportunity Fund

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved The Profit Opportunity Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on September 23, 2010, at which all Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)
The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Independent Trustees reviewed the services to be provided by the Adviser to The Profit Opportunity Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services to be provided to The Profit Opportunity Fund by the Adviser are satisfactory.

(ii)
The investment management capabilities and experience of the Adviser. In this regard, the Independent Trustees evaluated the investment management experience of the Adviser. In particular, the Independent Trustees reviewed performance information provided by the Adviser that demonstrated the Adviser’s experience in managing accounts invested in stocks of small capitalization companies. The Independent Trustees discussed with the Adviser the investment objectives

PROFIT FUNDS INVESTMENT TRUST APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited) (Continued)

and strategies for The Profit Opportunity Fund and the Adviser’s plans for implementing such strategies for the Fund. After consideration of these factors, as well as the Adviser’s capabilities and experience in managing The Profit Fund, the Independent Trustees concluded that the Adviser has sufficient experience to serve as investment adviser for The Profit Opportunity Fund.

(iii)
The costs of the services to be provided and profits to be realized by the Adviser from its relationship with The Profit Opportunity Fund. In this regard, the Independent Trustees examined and evaluated the proposed fee arrangement between the Adviser and The Profit Opportunity Fund under the Management Agreement. The Independent Trustees considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the expected level of commitment to The Profit Opportunity Fund; and the projected overall expenses of The Profit Opportunity Fund. The Independent Trustees reviewed the Expense Limitation Agreement proposed by the Adviser and noted the benefits that would result to The Profit Opportunity Fund from the Adviser’s commitment to limit the Fund’s annual operating expenses for the first three years of operations.

The Independent Trustees also considered potential benefits to the Adviser in managing The Profit Opportunity Fund, including research services that may be received by the Adviser as a result of the placement of the Fund’s brokerage. The Independent Trustees compared the fees and expenses of The Profit Opportunity Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, style of investment management, and markets invested in, among other factors. The Independent Trustees determined that, while The Profit Opportunity Fund’s management fee is higher than the average of the other funds included in its peer group, the Adviser has agreed, until at least February 1, 2014, to limit the Fund’s total ordinary operating expenses to 1.60%. The Independent Trustees concluded that the management fee to be paid to the Adviser by The Profit Opportunity Fund is fair and reasonable.

(iv)
The extent to which economies of scale would be realized as The Profit Opportunity Fund grows and whether management fee levels will reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that The Profit Opportunity Fund’s fee arrangements with the Adviser involve both a management fee and an Expense Limitation Agreement. The Independent Trustees determined that, while the management fee would remain the same at all asset levels, The Profit Opportunity Fund would experience benefits from the Expense Limitation Agreement, and would continue to do so until the Fund’s assets grow to a level where the Adviser begins receiving its full management fee. The Independent Trustees stated that The Profit Opportunity

PROFIT FUNDS INVESTMENT TRUST APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited) (Continued)

Fund would benefit from economies of scale under its agreements with service providers other than the Adviser. The Independent Trustees also considered the Adviser’s representation that, if The Profit Opportunity Fund’s assets grow to a level where breakpoints are deemed appropriate by the Independent Trustees, the Adviser would add breakpoints to the management fee structure. The Independent Trustees concluded that The Profit Opportunity Fund’s fee arrangements with the Adviser would provide benefits through the Expense Limitation Agreement and that the Fund’s arrangements with the Adviser are fair and reasonable.

Conclusion. The Trustees, including all the Independent Trustees, concluded that approval of the Management Agreement was in the best interests of The Profit Opportunity Fund and its future shareholders.

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PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund and The Profit Opportunity Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	June 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	June 1, 2011

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 1, 2011

* Print the name and title of each signing officer under his or her signature.